                                                                    Exhibit 99.2

                          AMENDMENT NO. 1 TO AGREEMENT
                           AND PLAN OF REORGANIZATION

          This Amendment No. 1 (this "Amendment") to the Agreement and Plan of Reorganization dated as of February 17, 1998 (the "Agreement"), among Central Garden & Pet Company, a Delaware corporation ("Central"), PS Sub., Inc., a Delaware corporation and a wholly-owned subsidiary of Central ("Merger Sub"), Pennington Seed, Inc., a Georgia corporation (the "Company"), and the persons and entities who own all of the stock of the Company ("Stockholders") is dated as of February 27, 1998.

          NOW, THEREFORE, in consideration of the agreements hereinafter set forth the parties hereto agree as follows:

          1. Definitions. Capitalized terms used in this Amendment, unless
             -----------
specifically defined herein, have the meanings given to them in the Agreement.

          2. Amendments. Notwithstanding anything to the contrary contained in
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the Agreement, the parties hereby agree to the following amendments to the
Agreement:

              2.1  Section 3.05(c) shall be deleted in its entirety.

              2.2 Section 9.10 is hereby amended by adding the following at the end of paragraph (a):

          "Central will deliver to the Stockholders shares ("Restricted Shares") of Central Common Stock which have not been registered under the Securities Act in satisfaction of its obligation to deliver Central Common Stock pursuant to Section 9.10 of the Agreement."

              2.3  Section 4.02 shall be amended by adding the following:

              "(f) Secondary Shelf. Within seven days of the Effective Time,
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          Central will file a Shelf Registration Statement on Form S-3 with the
          Securities and Exchange Commission (the "Registration Statement") registering all of the Restricted Shares to facilitate the sale of the Restricted Shares by the Stockholders in the secondary market. Central will use its best efforts to keep the Registration Statement effective until the expiration of 12 months from the Effective Time."

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              2.4  Article II is hereby amended by adding the following:

              "2.04 Securities Act: The Stockholders each acknowledge and
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          understand that the offering and sale of the Restricted Shares pursuant to the Merger are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder and, therefore, cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.

              2.05 Investment Representation. The Stockholders are acquiring the
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          Restricted Shares to be issued in the Merger for investment purposes and not with a view to distribution and have been afforded an opportunity to review the annual reports, proxy statements and reports on Forms 8-K, 10-K and 10-Q of Central filed under the Exchange Act since January 1, 1997.

              2.06 Plan or Intention. There is no plan or intention by the
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          Stockholders to sell, exchange or otherwise dispose of the Restricted
          Shares received by them in the transactions contemplated hereby.

              2.07 Financial Ability. Such Stockholder has the financial ability
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          to bear the economic risk for this investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to the investment in such Restricted Shares.

              2.08 Accredited Investor. Such Stockholder is an "accredited
                   -------------------
          investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

              2.09 Knowledge and Experience. Such Stockholder has such knowledge
                   ------------------------
          and experience in financial and business matters as to be capable of evaluating the merits and risks of an acquisition of such Restricted Shares and of making an informed investment decision with respect thereto."

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              2.5 Section 4.02(e) is hereby deleted in its entirety and amended to read as follows:

          "Form 8-K.  Following the Closing, Central shall file a Form 8-K under
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          the Exchange Act with the SEC in compliance with the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder."

                              PENNINGTON SEED, INC.

                              By:  /s/ Brooks Pennington   III
                                   ---------------------------------------------
                                   Brooks Pennington III
                                   President


                              CENTRAL GARDEN & PET COMPANY

                              By:  /s/ Robert B. Jones
                                 ----------------------------------------------


                              PS SUB, INC

                              By:  /s/ Robert B. Jones
                                   --------------------------------------------

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                              THE SHAREHOLDERS

                              Pennington Partners, L.P.

                              By:  Pennington Management Company LLC
                                   as General Partner

                                  By: /s/ Brooks Pennington III
                                      --------------------------------
                                      Brooks Pennington III
                                      President


                              /s/ Brooks Pennington   III
                              -------------------------------------------------
                              Brooks M. Pennington III, Trustee under the Trust Agreement of Jacquelyn C. Pennington dated January 29, 1998


                              /s/ Brooks Pennington   III
                              -------------------------------------------------
                              Brooks Pennington III

                              Penny O'Callaghan

                              By:        *
                                     -------------------------------------------
                              Name:
                                     ------------------------------------------

                              Robert Pennington

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              W. Dan Pennington

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Ben O'Callaghan, Jr. (Deceased)

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Christian Pennington, a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

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

                              W. Dan Pennington, Jr., a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Brooks Pennington IV, a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Jacquelyn B. O'Callaghan, a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Ben O'Callaghan, III, a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Robert Pennington, Jr., a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Mary Lucile Pennington, a minor

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------

                              Patricia Pennington

                              By:        *
                                     ------------------------------------------
                              Name:
                                     ------------------------------------------


*By: /s/ Brooks Pennington III
     ------------------------------------------
     Brooks Pennington III, as Attorney-in-Fact
     pursuant to Section 11.01 of the Agreement

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